UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2012

PATHEON INC.

(Exact name of registrant as specified in its charter)

Canada	000-54283	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Patheon Pharmaceuticals Services Inc. 4721 Emperor Boulevard, Suite 200 Durham, NC	27703
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 226-3200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) for Patheon Inc. (the “Company”) amends the Current Report on Form 8-K initially filed with the Securities and Exchange Commission on December 17, 2012 (the “Original Form 8-K”) disclosing the Company’s acquisition (the “Acquisition”) of Sobel USA Inc. (“Sobel USA”) and Banner Pharmacaps Europe B.V. (“Banner Europe”). This Amendment No. 1 provides the financial information required under parts (a) and (b) of Item 9.01 of Form 8-K and amends and restates Item 9.01 of the Original Form 8-K. This Amendment No. 1 incorporates by reference historical financial information of Sobel USA and Banner Europe from the Company’s Current Report on Form 8-K filed with the SEC on November 19, 2012 prior to the completion of the Acquisition. This Amendment No. 1 also includes pro forma financial information of the Company that (i) is as of and for the year ended October 31, 2012 and (ii) reflects the Company’s purchase price allocation for the Banner Acquisition as of the date of filing this Amendment No. 1. Except as set forth above, the Original Form 8-K has not been amended, updated or otherwise modified.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The audited consolidated financial statements of Sobel USA as of December 31, 2011 and 2010 and for each of the years then ended are filed as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated financial statements of Sobel USA as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.3 and incorporated herein by reference.

The audited financial statements of Banner Europe as of December 31, 2011 and 2010 and for each of the years then ended are filed as Exhibit 99.4 and incorporated herein by reference.

The unaudited financial statements of Banner Europe as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011 are filed as Exhibit 99.5 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma combined balance sheet and statement of operations of the Company as of and for the year ended October 31, 2012 are filed as Exhibit 99.6 and incorporated herein by reference.

(d) Exhibits.

See the Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 1, 2013	PATHEON INC.

	By:	/s/ Stuart Grant
Stuart Grant
Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document

2.1*	Stock Purchase Agreement among Patheon Inc., Sobel Best N.V. and Vion Holding N.V. dated October 28, 2012 (incorporated by reference to Exhibit 2.1 to Patheon Inc.’s Current Report on Form 8-K filed October 29, 2012).

10.1**	Credit Agreement dated December 14, 2012 among Patheon Inc., Patheon Pharmaceuticals Inc., Patheon UK Limited and Patheon Puerto Rico, Inc., the lenders from time to time party thereto, Morgan Stanley Senior Funding, Inc., as the administrative agent and swing line lender, Morgan Stanley Bank, N.A., as the letter of credit issuer, and the other parties thereto.

23.1	Consent of Smith Leonard PLLC.

23.2	Consent of BDO Audit & Assurance B.V.

99.1**	Press release dated December 14, 2012.

99.2	Audited consolidated financial statements of Sobel USA as of December 31, 2011 and 2010 and for each of the years then ended (incorporated by reference to Exhibit 99.1 to Patheon Inc.’s Current Report on Form 8-K filed November 19, 2012).

99.3	Unaudited consolidated financial statements of Sobel USA as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011 (incorporated by reference to Exhibit 99.3 to Patheon Inc.’s Current Report on Form 8-K filed November 19, 2012).

99.4	Audited financial statements of Banner Europe as of December 31, 2011 and 2010 and for each of the years then ended (incorporated by reference to Exhibit 99.4 to Patheon Inc.’s Current Report on Form 8-K filed November 19, 2012).

99.5	Unaudited financial statements of Banner Europe as of September 30, 2012 and December 31, 2011 and for the nine months ended September 30, 2012 and 2011 (incorporated by reference to Exhibit 99.6 to Patheon Inc.’s Current Report on Form 8-K filed November 19, 2012).

99.6	Unaudited pro forma combined financial information of Patheon Inc.

*	Pursuant to Regulation S-K, Item 601(b)(2), certain schedules (or similar attachments) to this exhibit have not been filed herewith. A list of omitted schedules (or similar attachments) is included in the agreement. The Company agrees to furnish supplementally a copy of any such schedule (or similar attachment) to the Securities and Exchange Commission upon request; provided, however, that the Company may request confidential treatment of omitted items.
**	Filed with the Original Form 8-K, which was filed with the Securities and Exchange Commission on December 17, 2012.